UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 10, 2026

COPART, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23255	94-2867490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway

Suite 300

Dallas, Texas 75254

(Address of principal executive offices, including zip code)

(972) 391-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CPRT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 10, 2026, ACV Auctions Inc., a Delaware corporation (“ACV”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Copart, Inc., a Delaware corporation (“Parent”), and Apple Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Parent. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Parent will cause Merger Sub to commence a cash tender offer (the “Offer”) within 5 business days following the date of the Merger Agreement if practicable (and in any event no later than 7 business days after the date of the Merger Agreement) to acquire all of ACV’s outstanding shares of common stock, par value $0.001 per share (“ACV Stock”), for $10.50 per share, net to the seller in cash, without interest, subject to any required withholding of taxes (the “Offer Price”). The Offer will remain open for a minimum of 10 business days from the date of commencement.

The obligation of Merger Sub to purchase shares of ACV Stock tendered in the Offer is subject to customary closing conditions, including (i) shares of ACV Stock having been validly tendered and not properly withdrawn that represent, together with the shares then owned by Parent and Merger Sub, at least one share more than 50% of the shares of the ACV Stock outstanding at the expiration time of the Offer (the “Minimum Condition”), (ii) the expiration or termination of the waiting period (and any extension thereof) applicable to the Offer and the Merger (as defined below) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any injunction or other order issued by a court of competent jurisdiction in any jurisdiction where ACV and its Subsidiaries have material business operations prohibiting the consummation of the Offer or the Merger and (iv) other customary conditions set forth in Annex I of the Merger Agreement. The consummation of the Offer is not subject to any financing condition.

As soon as practicable after (and in no event later than the business day following) the time at which shares of ACV Stock are first accepted for payment and paid for under the Offer, subject to the satisfaction or waiver of certain customary conditions set forth in the Merger Agreement, Merger Sub will be merged with and into ACV, with ACV surviving the merger as a wholly owned subsidiary of Parent (the “Merger”), pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law without any additional stockholder approvals.

At the effective time of the Merger (the “Effective Time”), each share of ACV Stock (other than treasury shares held by ACV and any shares of ACV Stock owned by Parent, Merger Sub or any person who is entitled to and properly demands statutory appraisal of his or her shares) will be converted into the right to receive the Offer Price in cash, without interest (“Merger Consideration”), subject to any required withholding taxes.

At the Effective Time, each outstanding option to purchase shares of ACV Stock (“Stock Options”) which is vested and has a per share exercise price less than the Merger Consideration will be canceled in exchange for the right to receive a cash payment equal to (x) the number of shares of ACV Stock subject to such Stock Option multiplied by (y) the excess of (A) the Offer Price over (B) the applicable per share exercise price of the Stock Option subject to any required withholding taxes. Each outstanding Stock Option that is vested and has a per share exercise price equal to or greater than the Merger Consideration will be canceled for no consideration.

At the Effective Time, each unvested outstanding Stock Option will be converted into an option to acquire, a number of shares of common stock of Parent (a “Converted Stock Option”) determined by multiplying the number of such Stock Options by the Exchange Ratio (as defined in the Merger Agreement), at an exercise price per share of common stock of Parent equal to the exercise price per share of such Stock Option divided by the Exchange Ratio.

At the Effective Time, each outstanding award of restricted stock units with respect to shares of ACV Stock that is or was subject to vesting conditions based solely on continued employment or service (each, a “Restricted Stock Unit”), that is held by a non-employee member of the board of directors or by any former service provider of ACV will be fully vested (to the extent unvested), and converted into the right to receive the Offer Price, subject to any required withholding taxes.

At the Effective Time, each other Restricted Stock Unit will be converted into a restricted stock unit award, with respect to a number of shares of common stock of Parent (a “Converted RSU”) determined by multiplying the number of shares of ACV Stock subject to such Restricted Stock Unit by the Exchange Ratio.

At the Effective Time, each restricted stock unit award with respect to shares of ACV Stock that includes performance-based vesting conditions (each, a “Performance Stock Unit”) will be converted into a restricted stock unit award, with respect to a number of shares of common stock of Parent (a “Converted PSU”) determined by multiplying the number of shares of ACV Stock subject to such Performance Stock Unit based on the greater of target and actual performance (as determined by the Compensation Committee of the board of directors in its discretion) by the Exchange Ratio.

The Converted Stock Options, Converted RSUs and Converted PSUs will remain subject to the same terms and conditions (other than applicable performance goals) that applied immediately prior to the Effective Time.

ACV’s Employee Stock Purchase Plan (the “ESPP”) will terminate on the earlier of the first purchase date following the date of the Merger Agreement and the tenth trading day prior to Effective Time, in each case subsequent to the exercise of purchase rights under the ESPP on such purchase date.

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature, including an agreement that, subject to certain exceptions, the parties will use reasonable best efforts to cause the Offer and the Merger to be consummated. Until the earlier of the termination of the Merger Agreement and the Effective Time, ACV has agreed to operate its business in the ordinary course of business consistent with past practice and has agreed to certain other negative operating covenants, as set forth more fully in the Merger Agreement.

The Merger Agreement also contains a “no-shop” provision that, in general, restricts ACV’s ability to (i) solicit, facilitate or encourage the making of Acquisition Proposals (as defined in the Merger Agreement) or any inquiries regarding Acquisition Proposals from third parties or (ii) provide information to or engage in discussions or negotiations with third parties in connection with or in response to an Acquisition Proposal. The no shop provision is subject to a “fiduciary out” provision that allows ACV, under certain circumstances and in compliance with certain obligations, to provide information and participate in discussions and negotiations with respect to unsolicited third-party acquisition proposals that would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement) and, subject to compliance with certain obligations, to terminate the Merger Agreement and accept a Superior Proposal upon payment to Parent of the termination fee discussed below.

The Merger Agreement also includes customary termination provisions for both ACV and Parent, and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including a termination by ACV, to accept and enter into a definitive agreement with respect to a Superior Proposal, ACV will pay Parent a termination fee of $57,700,000. Additionally, Parent, under specified circumstances, including termination following an injunction arising in connection with the HSR Act or a Competition Law, or failure to satisfy the HSR Condition or the Injunction Condition by the End Date (as defined in the Merger Agreement), will be required to pay ACV a termination fee of $115,300,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

A copy of the Merger Agreement has been included to provide ACV’s stockholders and other security holders with information regarding its terms and is not intended to provide any factual information about ACV or Parent. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by ACV’s stockholders or other security holders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material to ACV’s stockholders or other security holders. ACV’s stockholders or other security holders are not third-party beneficiaries under the Merger Agreement (except with respect to ACV’s stockholders or other security holders’ right to receive the Merger Consideration following the Effective Time) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of ACV, Parent or Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ACV’s or Parent’s public disclosures.

Support Agreement

Concurrently with the entry into the Merger Agreement, certain holders of ACV Stock, entered into a Support Agreement (the “Support Agreement”) with Parent (the “Support Stockholders”). The Support Stockholders agreed, among other things, (i) to tender all of their shares of ACV Stock in the Offer, (ii) to vote all such shares in favor of the Merger (if applicable), and (iii) to certain restrictions on their ability to take actions with respect to ACV and ACV Stock. The Support Stockholders beneficially owned approximately 4.1% of outstanding ACV Stock as of September 8, 2026. The Support Agreement terminates upon the earliest of termination of the Merger Agreement, the Effective Time, adverse modifications to the Offer, ACV’s board changing its recommendation, or mutual written consent.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 7 - Regulation FD

Item 7.01	Regulation FD Disclosure.

On September 10, 2026, Parent and ACV issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference. In addition, Parent has made available an investor presentation regarding the Offer, the Merger and the other transactions contemplated by the Merger Agreement (the “Transactions”), a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of September 10, 2026, by and among ACV Auctions Inc., Copart, Inc. and Apple Merger Sub, Inc.

10.1*	Form of Support Agreement

99.1	Joint Press Release, dated September 10, 2026

99.2	Investor Presentation, dated September 10, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain confidential information has been omitted pursuant to Item 601(a)(5) of Regulation S-K. Copart, Inc. hereby undertakes to furnish copies of any such information to the SEC upon request.

Additional Information and Where to Find It

The tender offer has not yet commenced. This document is for informational purposes only and is neither a recommendation, nor an offer to purchase nor a solicitation of an offer to sell any securities of ACV or any other entity, nor is it a substitute for any tender offer materials that Parent, Merger Sub or ACV will file with the U.S. Securities and Exchange Commission (“SEC”). A solicitation and an offer to buy securities of ACV will be made only pursuant to an offer to purchase and related materials that Parent and Merger Sub intend to file with the SEC. At the time the tender offer is commenced, Parent and Merger Sub will file a Tender Offer Statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the SEC, and ACV thereafter will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.

SECURITYHOLDERS AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITYHOLDERS SHOULD READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The offer to purchase, the related letter of transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, will be sent to all stockholders of ACV at no expense to them.

The Tender Offer Statement on Schedule TO, the Solicitation/Recommendation Statement on Schedule 14D-9 and other related documents will be made available for free at the SEC’s website at https://www.sec.gov/ and under the “Financial Resources—All SEC filings” section of Parent’s investor relations website at https://www.copart.com/content/us/en/investor-relations. The Solicitation/Recommendation Statement on Schedule 14D-9 and other related documents that ACV has filed with or furnished to the SEC will be made available for free at the SEC’s website at https://www.sec.gov/ and under the “SEC Filings” section of ACV’s investor relations website at https://investors.acvauto.com.

Forward-Looking Statements

The contents of this Current Report on Form 8-K include statements that are, or may be deemed to be, “forward-looking statements.” These forward-looking statements generally can be identified by the use of forward-looking words, such as “aim”, “anticipate”, “aspire”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “entail”, “forecast”, “future”, “goals”, “hope”, “intend”, “is designed to”, “likely”, “may”, “might”, “objective”, “plan”, “possible”, “potential”, “pursue”, “project”, “predict”, “seek”, “should”, “strategy”, “target”, “will” and other words and terms of similar meaning and expression, including in connection with any discussion of future operating or financial performance. By their nature, forward-looking statements involve risks and uncertainties and readers are cautioned that any such forward-looking statements are not guarantees of future performance.

Forward-looking statements include, without limitation, statements regarding the tender offer, the merger and other related matters; prospective performance and opportunities; post-closing operations and the outlook for the businesses of ACV and Parent, including, without limitation, the anticipated benefits, cost and revenue synergies and other opportunities of the transaction, the expected impact of the transaction on Parent’s revenue growth, the combined company’s growth profile and strategy, the expected impact to Parent’s earnings per share, and the ability of Parent to integrate ACV and to advance its business, products, technology and platform; and any assumptions underlying any of the foregoing.

Parent’s actual results may differ materially from those predicted by the forward-looking statements as a result of various important factors, including but not limited to, uncertainties as to the timing of the tender offer and the merger; the risk that the tender offer or the merger may not be completed in a timely manner or at all; uncertainties as to the percentage of ACV’s stockholders tendering their shares in the tender offer; the possibility that competing offers or acquisition proposals for ACV will be made; the possibility that any or all of the various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), including the risk that the anticipated cost and revenue synergies and other benefits of the transaction are not realized when expected or at all; risks related to the integration of ACV’s business, operations, technology and personnel; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require ACV to pay a termination fee or other expenses; the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Parent’s business; the effect of the announcement or pendency of the transactions contemplated by the merger agreement on ACV’s business, its ability to retain and hire key personnel, its ability to maintain relationships with its suppliers and others with whom it does business, or its operating results and business generally; risks related to diverting management’s attention from Parent’s ongoing business operations; the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability.

A further list and description of these and other risks, uncertainties, and factors that could cause actual results to differ materially from those referred to in the forward-looking statements can be found in Parent’s SEC filings and reports, including in Parent’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, as well as in ACV’s most recent Annual Report on Form 10-K and its subsequent filings and reports filed with the SEC. Given these risks and uncertainties, the reader is advised not to place undue reliance on such forward-looking statements. These forward-looking statements speak only as of the date of publication of this Current Report on Form 8-K. Parent undertakes no obligation to publicly update or revise the information in this Current Report on Form 8-K, including any forward-looking statements, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPART, INC.

	By:	/s/ Leah Stearns
Leah Stearns, Chief Financial Officer
Principal Financial and Accounting Officer and duly Authorized Officer

Date: September 10, 2026